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                                                               EXECUTION VERSION


                                 AMENDMENT NO. 2

                                       TO

                         POOLING AND SERVICING AGREEMENT

         AMENDMENT NO. 2 TO POOLING AND SERVICING AGREEMENT, relating to ABFS MORTGAGE LOAN TRUST 2003-1, dated as of April 30, 2004 (this "Amendment"), by and among BEAR STEARNS ASSET BACKED SECURITIES, INC., a Delaware corporation, in its capacity as Depositor (the "Depositor"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), in its capacity as Servicer (the "Servicer"), JPMORGAN CHASE BANK, a New York banking corporation, in its capacities as Trustee and Collateral Agent, and EMC MORTGAGE CORPORATION, a Delaware corporation ("EMC"), in its capacity as Back-Up Servicer.

         WHEREAS, reference is hereby made to that certain Pooling and Servicing Agreement, dated as of March 1, 2003 and amended by that Amendment No. 1 dated as of October 31, 2003 (as amended, the "Servicing Agreement"), by and among the Depositor, the Servicer, the Trustee, the Collateral Agent and the Back-Up Servicer; and

         WHEREAS, Radian Asset Assurance Inc., as Certificate Insurer (the "Certificate Insurer"), has agreed to an extension of the "Servicing Period" which would otherwise expire on April 30, 2004 on the condition that the parties amend the Servicing Agreement as set forth in this Amendment and the Servicer has agreed to such amended terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings set forth in the Servicing Agreement.

         SECTION 2. Amendments to the Servicing Agreement. Upon the satisfaction of the conditions precedent set forth in Section 3 below, the Servicing Agreement is hereby amended as follows:

         2.1 Section 7.02 of the Servicing Agreement is hereby amended to add at the conclusion thereof the following additional subsection (g):

         "(g) No later than 12:00 noon New York time on the fifth (5th) Business Day of each calendar month, the Servicer shall send to the Back-Up Servicer an electronic file (the "Servicer's Fixed Element Data File") for the prior calendar month, complete as of such month-end, and in computer-readable form. The Servicer's Fixed Element Data File shall contain substantially the same scope of information as the data file delivered to the Back-Up



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     Servicer for the period ending February 27, 2004 and shall be in a substantially similar format, but shall also contain substantially complete fixed data elements necessary to identify any escrowed funds for taxes and insurance, including escrow balances, tax and insurance payee information, amounts due, dates due, payment directions, insurance policy numbers, tax parcel numbers and any similar information. The Servicer's Fixed Element Data File shall be in addition to, and not in substitution for, the electronic transmission of the Servicer Remittance Report and the Required Information as described in Section 6.07(d)."

         2.2 Section 7.08(b) of the Servicing Agreement is hereby amended to delete the phrase "90-day period" in the first sentence thereof and to substitute therefor the phrase "30-day period".

         SECTION 3. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first above written upon: (i) the execution by the parties hereto and (ii) the receipt by the Trustee of the written consent of the Majority Certificateholders and the Certificate Insurer and the agreement of the Certificate Insurer to an extension of the Servicing Period through May 31, 2004 by its acknowledgment hereto. Notwithstanding the foregoing, if this Amendment has been signed by the Servicer and acknowledged and consented to in writing by the Certificate Insurer but the conditions in clauses (i) and (ii) above have not otherwise been satisfied, then each of the Servicer and, by its acknowledgment hereto, the Certificate Insurer, nonetheless agrees that this Amendment shall constitute a binding agreement as between the two of them such that (x) the Servicer's obligations set forth in the new
Section 7.02(g) of the Servicing Agreement set forth herein shall be enforceable by the Certificate Insurer against the Servicer as an independent contractual obligation of the Servicer given in consideration of the Certificate Insurer's extension of the Servicing Period through May 31, 2004; (y) the Certificate Insurer's extension of the Servicing Period through May 31, 2004 shall be enforceable against the Certificate Insurer and (z) notwithstanding anything in the existing Servicing Agreement, the current Servicing Period which otherwise would have expired on April 30, 2004 shall be extended through (and shall therefore expire on) May 31, 2004, unless sooner terminated in accordance with
Section 7.01 of the Servicing Agreement or subsequently extended by the giving of a Servicer Extension Notice in accordance with the terms of the Servicing Agreement as amended by this Amendment.

         SECTION 4. Representations and Warranties.

         (a) Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it pursuant to its corporate powers and constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (b) Except as herein expressly amended, the Servicing Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms, and each party hereto acknowledges and agrees that it continues to be bound by the terms and provisions thereof as amended hereby.

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         SECTION 5. Reference to and Effect on Servicing Agreement. Upon the
effectiveness hereof, each reference in the Servicing Agreement to "this Agreement" and each reference to the Servicing Agreement in any other agreement or documented in connection therewith, shall in each case mean and be a reference to the Servicing Agreement as amended by this Amendment, and as hereinafter amended or restated.

         SECTION 6. Severability. If any one or more of the covenants, agreements, provisions or terms of this Amendment or the Servicing Agreement as amended hereby shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Amendment or of the Servicing Agreement as amended hereby, or the rights of the parties hereto or thereto.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.






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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                      as Depositor

                                   By:  /s/ Matthew Perkins
                                        ------------------------------------
                                        Name:  Matthew Perkins
                                        Title: Senior Managing Director


                                   AMERICAN BUSINESS CREDIT, INC., as Servicer

                                   By:  /s/ Jeffrey M. Ruben
                                        ------------------------------------
                                        Name:  Jeffrey M. Ruben
                                        Title: Executive Vice President


                                   JPMORGAN CHASE BANK, as Trustee and
                                      Collateral Agent

                                   By:  /s/ Joseph Constantino
                                        ------------------------------------
                                        Name:  Joseph Constantino
                                        Title: Assistant Vice President


                                   EMC MORTGAGE CORPORATION, as Back-up Servicer

                                   By:  /s/ Virginia Darrow
                                        ------------------------------------
                                        Name:  Virginia Darrow
                                        Title: Attorney In Fact






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         Each of the undersigned hereby acknowledges and consents to the terms of the foregoing Amendment No. 2 to Servicing Agreement. By its signature below, pursuant to Section 7.04(b) of the Servicing Agreement, the Certificate Insurer also hereby notifies the parties to the Amendment that (i) it hereby agrees to extend the Servicing Period for an additional 31 days until May 31, 2004, and
(ii) the prior notice to the Servicer dated April 5, 2004 from the Certificate Insurer stating that it would not renew the Servicing Period beyond April 30, 2004 is hereby rescinded.

BEAR STEARNS & CO, INC.,
as Class A-1 Certificateholder

By: /s/ Virginia Darrow
    --------------------------------
    Name:  Virginia Darrow
    Title: Attorney In Fact

RADIAN ASSET ASSURANCE INC.
as Certificate Insurer

By: /s/ Bonita Z. Darland
    --------------------------------
    Name:  Bonita Z. Darland
    Title: SVP & Chief Risk Officer










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